Exhibit 10.4

[*****] Text Omitted for Confidential Treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

THIRD AMENDMENT TO

LEASE AGREEMENT FOR A GAMMA KNIFE UNIT

(PERFEXION UPGRADE)

This THIRD AMENDMENT TO LEASE AGREEMENT FOR A GAMMA KNIFE UNIT (this "Third Amendment") is dated effective as of June 1, 2020 (the "Effective Date") and is entered into by and between GK FINANCING, LLC, a California limited liability company ("GKF"), or its wholly owned subsidiary whose obligation under this agreement shall be guaranteed by GKF, and METHODIST HEALTHCARE SYSTEM OF SAN ANTONIO, LTD., d/b/a Southwest Texas Methodist Hospital, a Texas corporation (''Hospital”).

Recitals:

A.    On October 29, 1996, GKF and Hospital entered into a certain Lease Agreement For A Gamma Knife Unit (as amended, the "Lease"), which was amended pursuant to a certain Addendum dated October 31, 1996, Addendum Two dated October 16, 1997, an Amendment To Lease Agreement For A Gamma Knife Unit dated effective December 13, 2003 (the ''First Amendment") and Second Amendment to Lease Agreement for a Gamma Knife Unit (Perfexion upgrade) dated effective December 23, 2009 (the “Second Amendment”).

B.    Hospital and GKF desire to further amend the Lease to modify its per procedure payment schedule and to extend its Lease term.

Agreement:

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.     Defined Terms. Unless otherwise defined herein, the capitalized terms used herein shall have the same meanings set forth in the Lease.

2.    Extension of Lease Term. In consideration of GKF's agreement to modify per procedure payment schedule noted in Exhibit “A” of the Second Amendment, effective June 1, 2020, the lease Term is hereby extended eight (8) months to May 16th, 2023 and on a month-to-month basis thereafter, subject to mutual agreement.

3.    Compensation.

a. Commencing from June 1, 2020 and continuing through the duration of the Term (as extended hereby), Hospital shall pay to GKF on a monthly basis, the applicable payments for each and every ''Procedure" (as defined below) as set forth in Exhibit “A” attached hereto ("Per Procedure Payments"). For the avoidance of doubt, Per Procedure Payments shall be due and owing to GKF for each and every Procedure that is performed by Hospital, its representatives, affiliates, joint ventures and/or partnerships, on an inpatient or outpatient basis, and/or "under arrangement," and irrespective of (i) whether the Procedure is performed on the Perfexion or using any other equipment or devices, or (ii) the actual amounts billed or collected, if any, pertaining to such Procedures. The parties acknowledge that the Per Procedure Payments represent fair market value for the use of the Perfexion as described herein. As used herein, "Procedure" means any treatment that involves stereotactic, external, single fraction, conformal radiation, commonly called radiosurgery, that may include one or more isocenters during the patient treatment session, delivered to any site(s) superior to the foramen magnum.

Exhibit 10.4

[*****] Text Omitted for Confidential Treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

b. On or before the fifteenth (15) day and the last day of each month (or portion thereof) during the Term of the Lease (as extended hereby), Hospital shall inform GKF in writing as to the number of Procedures performed during that month utilizing the Perfexion (and, if applicable, any other equipment or devices). If no Procedures are performed utilizing the Perfexion or any other equipment or devices, no Per Procedure Payments shall be owing by Hospital to GKF.

c. GKF shall submit an invoice for Per Procedure Payments to Hospital on the fifteenth (15th) and the last day of each calendar month (or portion thereof) for the actual number of Procedures performed utilizing the Perfexion and any other equipment or devices during the first and second half of the calendar month, respectively, Hospital shall pay the invoice within thirty (30) days after submission by GKF to Hospital. All or any portion of an invoice which is not paid in full within forty-five (45) days after submission shall bear interest at the rate of one and one half percent (1.50%} per month (or the maximum monthly interest rate permitted to be charged by law between and unrelated, commercial borrower and lender, if less) until the unpaid invoice together with all accrued interest thereon is paid in full.

d. Throughout the Term (as extended hereby) and thereafter until final settlement of all amounts owed to either party under the Lease, each party shall have the right at reasonable times and upon reasonable advance notice to inspect, audit and copy the other party's books and records which relate to scheduling and billing of, and reimbursement for, Procedures performed (utilizing the Perfexion and/or any other equipment or devices) and the Per Procedure Payments.

e. Notwithstanding the foregoing, the compensation payable to GKF pertaining to procedures performed prior to June 1, 2020 shall continue to be calculated and paid by Hospital in accordance with the Second Amendment.

4.   Miscellaneous. This Third Amendment (a) shall be governed by and construed under the laws of the State of Texas, without reference to its principles of conflicts of law; and (b) may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts shall together constitute the same instrument. The captions and paragraph headings used herein are for convenience only and shall not be used in construing or interpreting this Third Amendment. This Third Amendment together with the Exhibits attached hereto constitutes the full and complete agreement and understanding between the parties hereto concerning the subject matter hereto and shall supersede any and all prior written and oral agreements with regard to such subject matter.

5.   Full Force and Effect. Except as amended by this Third Amendment, all of the terms and provisions of the Lease and its Addendums and Amendments shall remain unchanged and in full force and effect and, together with this Third Amendment, represent the entire agreement of the parties with respect to the Perfexion and its use by Hospital. The "Term" shall be deemed to refer to the Term, as extended pursuant to this Third Amendment. To the extent any of the terms of the Lease and its Amendments conflict with the terms of this Third Amendment, the terms and provisions of this Third Amendment shall prevail and control. Where not different or in conflict with the terms and provisions of this Third Amendment, all applicable terms and provisions set forth in the Lease are incorporated within this Third Amendment as is if set forth herein and shall apply with equal force and effect to the Perfexion.

Exhibit 10.4

[*****] Text Omitted for Confidential Treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

IN WITNESS WHEREOF, the undersigned have executed this Third Amendment as of the day first written above.

GKF:		Hospital:

GK FINANCING, LLC		METHODIST HEALTHCARE
SYSTEM OF SAN ANTONIO, LTD., d/b/a Southwest Texas Methodist Hospital

By: /s/ Craig K. Tagawa		By:	/s/ John O. Armour
Name: Craig K. Tagawa
Title: Chief Executive Officer		Name:	John O. Armour
Dated:	3/28/23
		Title:	CFO

		Dated:	3/28/23

Exhibit 10.4

[*****] Text Omitted for Confidential Treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit "A"

PER PROCEDURE PAYMENTS

Annual Paid Procedures Performed	Per Procedure Payment
[*****]	[*****]
[*****]	[*****]

Notwithstanding anything to the contrary set forth herein, for purposes of determining the Per Procedure Payments, (a) the number of annual Procedures performed on the Perfexion or using any other equipment or devices shall be reset to zero (0) at the commencement of each anniversary of the First Procedure Date; (b) any patient treatment provided on a fractionated basis shall count as one (1) Procedure; (c) charity cases shall not be counted towards annual Procedures performed; and (d) there shall be no retroactive adjustment of the Per Procedure Payments irrespective of whether the number of Procedures performed reaches a lower Per Procedure Payment level. For example, if during an annual measuring period, the number of annual Procedures totals [*****], then, the Per Procedure Payments for [*****] Procedures would remain at [*****] per Procedure while the Per Procedure Payments for [*****] (i.e., for Procedures [*****]through [*****] would be [*****]per Procedure. There are no minimum volume requirements.